The AFL-CIO Housing Investment Trust (HIT) recently closed on three investments in ElevenEleven Residences, a new construction project in San Francisco, California. The combined total of $184 million is the largest amount HIT has ever committed to a single project. The HIT worked closely with the project’s development team, a repeat partner, on this $220 million mixed-income development that will deliver 303 transformative new homes to the city’s Lower Nob Hill neighborhood.

ElevenEleven Residences will comprise two integrated components within a shared tower: ElevenEleven Market, featuring 201 market-rate apartments, and ElevenEleven Affordable, offering 102 income-restricted affordable homes reserved for households earning between 30% and 70% of Area Median Income (AMI). By replacing an aging, vacant funeral home and revitalizing an existing public parking structure, the development embraces sustainable urban redevelopment. The project will pursue LEED Gold certification and has achieved a design-phase ENERGY STAR score of 100, underscoring its commitment to environmental performance and sustainability.

Residents of both communities will share access to an array of premium amenities designed to foster an inclusive and connected living environment. The rehabilitated garage will continue to serve both residents and the surrounding community.

ElevenEleven Residences marks HIT’s fifth major project in the Bay Area since launching the Bay Area Investment Initiative in 2020. These latest investments bring HIT’s total Bay Area financing to more than $650 million and 23 projects since inception, generating over 11 million hours of union construction work, supporting nearly 13,000 community jobs, and creating an estimated $3 billion in total economic benefits for the region.

Despite recent construction slowdowns across the city, the HIT remains committed to advancing San Francisco’s long-term vitality and growth. This development demonstrates the collaboration and investment required to address the city’s housing crisis and HIT looks forward to serving as a key source of capital for additional impactful projects like ElevenEleven Residences.

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About the HIT: The HIT is a fixed-income, investment-grade mutual fund with $7.3 billion in net assets. For 40 years, the HIT has been a leader in putting union and public pension capital to work to produce competitive returns and achieve mission-related collateral objectives. Investors should consider HIT’s investment objectives, risks, and expenses carefully before investing. Investors may view the HIT’s current prospectus, which contains more complete information, on its website at www.aflcio-hit.com and may obtain a copy by calling HIT Investor Relations at 202-331-8055. Investors should read the current prospectus carefully before investing. Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT Subsidiary Building America CDE, Inc. project data. The data is current as of September 30, 2025. Economic impact data is in 2024 dollars and all other figures are nominal.

AFL-CIO Housing Investment Trust | 1227 25th Street NW Suite 500 | Washington, DC 20037 US

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